SECURITIES AND EXCHANGE COMMISSION


                        Washington, D.C.  20549


                                FORM 8-K


                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934





      Date of Report (Date of earliest event reported):  June 11, 2004


                    FOUNTAIN POWERBOAT INDUSTRIES, INC.
           (Exact name of registrant as specified in its charter)


         NEVADA                   000-14712           56-1774895
(State or other jurisdiction    (Commission         (IRS Employer
  of incorporation)             File Number)      Identification No.)


                Whichard's Beach Road
                P. O. Drawer 457
                Washington, North Carolina                 27889

         (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (252) 925-2000

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Item 5.       Other Events and Regulation FD Disclosure

On June 9, 2004, the firm of S.W. Bach and Company (an investment advisory firm) whose address is 6 Harbor Park Drive, Pt. Washington, NY 11050,(516) 621-8100, initiated coverage of Fountain Powerboat Industries, Inc.

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by our undersigned officer thereunto duly authorized.


                              FOUNTAIN POWERBOAT INDUSTRIES, INC.
                                        (Registrant)


Date: June 11, 2004                 By: /s/ Irving L. Smith

                                    Irving L. Smith
                                    Chief Financial Officer